Exhibit 10.8

CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM

(C.A.R. Form ADM, Revised 4/12)

No. 01

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Business Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☒ Vacant Land Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Other ______

dated April 24, 2012, on property known as Nielson Rd 3066-561-14,

in which Coronus Energy Corp., is referred to as ("Buyer/Tenant")
and Lora Steinmann, is referred to as ("Seller/Landlord").

We amend the agreement, making it subject to Coronus board of director approval on or before February 28, 2013, and we amend the close of escrow date to March 15, 2013. Commencing September 30, 2012, Coronus shall make the following, non-refundable payments, directly, and separate from the purchase price, to "Lora Steinmann Investments":
September 30, 2012 - $1,726 (30 day equivalent to 6% per annum interest on $350,000, the full purchase price);
October 31, 2012 - $1,784 (31 day equivalent);
November 30, 2012 - $1,726 (30 day equivalent);
December 31, 2012 - $1,784 (31 day equivalent);
January 31, 2013 - $1,784 (31 day equivalent);
February 28, 2013 - $1,611 (28 day equivalent);
March 15, 2013 - $863 (15 day equivalent)

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date SEPTEMBER 6, 2012 Date ______

Buyer/Tenant X [signature] Coronus Energy Corp. Seller/Landlord X [signature] Lora Steinmann

Buyer/Tenant ______ Seller/Landlord ______

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ______ Date ______

Agent: Mohammad Alam Phone: 760.244.8557 Fax: 760.244.8708 Prepared using zipForm® software
Broker: C-21 Desert Rock 15311 Bear Valley Rd. Hesperia , CA 92392